Exhibit 99.3

LIFE CLIPS, INC.

INDEX TO PRO FORMA FINANCIAL INFORMATION

Unaudited Pro Forma Combined Financial Information
of Belfrics Holdings Limited and its related entities (collectively “Belfrics”)

1

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

The unaudited pro forma condensed combined balance sheet presents the historical balance sheets of Life Clips, Inc. (“Life Clips”) and Belfrics Holdings Limited and its related entities (collectively “Belfrics*”) as of June 30, 2021 and accounts for the merger of Life Clips and Belfrics with Life Clips as the accounting acquirer giving effect to the transaction as if it had occurred as of June 30, 2020. On August 25, 2021, Life Clips purchased 100% of the outstanding shares of Belfrics in exchange for $26,014,226 in Series C Convertible Preferred Stock and $15,788,699 in Contingent Series C Convertible Preferred Stock consideration. As a result of the Exchange Agreement, Belfrics became a wholly owned subsidiary of the Life Clips, Inc.

The Life Clips and Belfrics balance sheet information was derived from its audited balance sheets as of June 30, 2021. The unaudited pro forma condensed combined statements of operations are based on the historical statements of Life Clips and Belfrics and combine the results of operations giving effect to the transaction as if it occurred on July 1, 2020, and reflecting the pro forma adjustments expected to have a continuing impact on the combined results.

The unaudited pro forma condensed combined financial statements are for informational purposes only. They do not purport to indicate the results that would have actually been obtained had the acquisitions been completed on the assumed dates or for the periods presented, or that may be realized in the future. Furthermore, while the pro forma financial information reflects transaction costs incurred with the merger on June 30, 2021, the pro forma financial information does not reflect the impact of any reorganization or restructuring expenses or operating efficiencies resulting from the transaction. The unaudited pro forma condensed combined financial statements, including the notes thereto, are qualified in their entirety by reference to, and should be read in conjunction with, the historical financial statements referred to above.

*

Belfrics Global PTE Ltd., a Singapore corporation

Belfrics BT Pvt Ltd, an India corporation

Belfrics Cryptex Pvt Ltd, an India corporation

Belfrics Tanzania Ltd, a Tanzania corporation

Belfrics Nigeria Pvt Ltd, a Nigeria corporation

Belfrics BT SDN BHD, a Malaysia corporation

Belfrics Holding Limited, a Malaysia corporation

Belfrics Academy SDN BHD, a Malaysia corporation

Belfrics International Ltd, a Malaysia corporation

Belfrics Europe SL, a Spain corporation

Belfrics Kenya Pvt. Ltd, a Kenya corporation

Incrypts SDN BHD, a Malaysia corporation

Belfrics Malaysia SDN BHD

2

LIFE CLIPS, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEETS

AS OF JUNE 30, 2021

	Life Clips, Inc.	Belfrics Companies	Pro Forma Adjustments		Pro Forma Combined
ASSETS
Current assets
Cash	$230,685	$75,231	$-		$305,916
Due from Related Party	34,271	-	-		34,271
Other Current Assets	-	1,515,088	-		1,515,088
Total current assets	264,956	1,590,319	-		1,855,275

Investments - Ehave Inc	38,422	-	-		38,422
Property and Equipment, Net	-	139,796	926,373	(4)	1,066,169
Intangible Assets	-	3,503,890	24,332,773	(3)	27,836,663
Other Non-Current Assets	-	114,348	-		114,348
Goodwill	-	-	17,738,622	(2)	17,738,622
Total assets	$303,378	$5,348,353	$42,997,768		$48,649,499

LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current liabilities:
Accounts payable	$399,670	4,126,922	$-		$4,526,592
Accrued expenses and interest payable	521,521	117,682	-		639,203
Deferred revenue	50,000	-	-		50,000
Due to Related Party	1,155,550	2,298,592	-		3,454,142
Convertible Note Payable, less discount of $80,369 at June 30, 2021	3,582,872	-	-		3,582,872
Convertible notes payable, related party, net of discount	541,051	-	-		541,051
Derivative Liability - Convertible Notes Payable	1,577,001	-	-		1,577,001
Total current liabilities	7,827,665	6,543,196	-		14,370,861

Non-current liabilities:
Contingent Liability	-	-	15,788,699	(1)	15,788,699
Total liabilities	7,827,665	6,543,196	15,788,699		30,159,560
Commitments and contingencies

Stockholder’s Equity
Preferred stock, $0.001 par value, 10,000,000 shares authorized;
Preferred Stock - Series A ($0.001 par value; 5,000,000 shares authorized, 4,000,000 shares issued and outstanding)	4,000	-	-		4,000
Preferred Stock - Series B ($0.001 par value; 5,760,000 shares authorized, 5,760,000 shares issued and outstanding)	5,760	-	-		5,760
Preferred Stock - Series C ($0.001 par value; 3,500,000 shares authorized, 2,000,000 shares issued and outstanding)		-	2,000	(1)	2,000
Common Stock, ($0.001 par value; 5,000,000,000 shares authorized, 1,322,822,904 and 1,259,831,337 shares issued and outstanding, respectively)	1,322,823	532,146	(532,146)	(2)	1,322,823
Common stock to be issued	125,032	-	-		125,032
Additional paid in capital	23,866,298	-	26,012,226	(1)	49,878,524
Accumulated other comprehensive income (loss)	(67,965)	-	-		(67,965)
Accumulated deficit	(32,780,235)	(1,726,989)	1,726,989	(2)	(32,780,235)
Total stockholders’ equity	(7,524,287)	(1,194,843)	27,209,069		18,489,939
Total liabilities and stockholders’ equity	303,378	5,348,353	42,997,768		48,649,499

See notes to the unaudited pro forma condensed combined financial statements

3

LIFE CLIPS, INC.

UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS AND COMPREHENSIVE LOSS

FOR THE YEARS ENDED JUNE 30, 2021

	Life Clips, Inc.	Belfrics Companies	Pro Forma Adjustments	Pro Forma Combined
Revenues
License Income	$50,000	$-	$-	$50,000
Revenue		120,897	-	120,897
Cost of Goods Sold	-	95,921	-	95,921
Gross Profit	50,000	24,976	-	74,976

Operating Costs
Professional Fees	527,604	68,443	-	596,047
Payroll Expense	68,588	-	-	68,588
Other General and Administrative Expenses	3,398	254,670	-	258,068
Total Operating Costs	599,590	323,113	-	922,703

Loss from Operations	(549,590)	(298,137)	-	(847,727)
		-	-
Other Income/(Expense)		-
Gain on Batterfly Settlement	468,505	-	$-	$468,504.50
Loss on Extinguishment of Debt	(67,814)	-	-	(67,814.21)
Loss on Impairment of Intangibles	(10,036,200)	-	-	(10,036,200)
Interest Expense	(568,168)	(25)	-	(568,631)
Change in Fair Value of Derivative	7,274,230	-	$-	$7,274,230
Total Other Income (Expense)	(2,929,447)	(25)	-	(2,929,910)
Income/(Loss) Before Income Taxes	(3,479,037)	(298,162)	-	(3,777,179)
Provision for Income Taxes	-	(879)	-	(879)
Net Income/(Loss)	$(3,479,037)	$(299,041)	$-	(3,778,078)
		-	-	-
Other Comprehensive Loss:		-	-	-
Foreign currency translation adjustment	(6,387)	-	-	(6,387)
Change in Value of Investment	(61,578)	-	-	(61,578)
Comprehensive Loss	$(3,547,002)	$-	$-	(3,846,043)

Earnings/(Loss) Per Share: Basic and Diluted	$(0.00)			$(0.00)
Weighted Average Number of Common Shares Outstanding:
Basic and Diluted	1,262,254,090			1,262,254,090

See notes to the unaudited pro forma condensed combined financial statements

4

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

On August 25, 2021, Life Clips purchased 100% of the outstanding shares of Belfrics in exchange for $26,014,226 in Series C Convertible Preferred Stock and $15,788,699 in Contingent Series C Convertible Preferred Stock consideration. As a result of the Exchange Agreement, Belfrics became a wholly owned subsidiary of the Life Clips, Inc.

The following is the calculation of goodwill (gain on bargain purchase)

Belfrics
Purchase price	$41,802,925
Less: net book value of assets	(1,194,843)
Excess purchase price	42,997,768
Fair value adjustments	25,259,146
Excess purchase price after adjustments	17,738,622
Goodwill	$17,738,622

The goodwill calculated was $17,738,622.

	Debit	Credit
Journal Entry 1
Investment in Belfrics	$41,802,925		1
Series C Preferred Stock		$2,000	1
Additional paid in capital		26,012,226	1
Contingent Liability		15,788,699	1
To record investment in Belfrics

Journal Entry 2
Investment in Belfrics		41,802,925	2
Common Stock	532,148		2
Accumulated Deficit		1,726,989	2
Intangible Assets	24,332,773		2
Property and Equipment, Net	926,373		2
Goodwill	17,738,622		2
To eliminate investment in Belfrics and equity of Belfrics and Record Fair Value Adjustments

5

FAIR VALUE ADJUSTMENTS

3. The following table illustrates the fair value adjustments of the crypto-currency.

	Belfrics Holding Ltd	Belfrics BT SDN BHD
Crypto-currency value prior to write up for fair value	3,332,030	102,331
Fair value	27,556,263	210,871
Change in fair value	24,224,233	108,540

4. The following table illustrates the fair value adjustments of the crypo-currency software.

Belfrics Global PTE Ltd
Software value prior to write up for fair value	73,627
Fair value	1,000,000
Change in fair value	926,373

6

BELFRICS GROUP OF COMPANIES RECONCILIATION TO US GAAP

The following are the key difference in accounting under as reported accounting standards versus USGAAP:

1.	Depreciation/Amortization

Property & Equipment & Intangible assets are subject to depreciation and amortization under USGAAP and accordingly necessary depreciation/amortization is provided.

2.	Receivable write off

Belfrics International Ltd has prepared accounts under Malaysian Private Entities Reporting Standard and auditor have qualified the audit report for December 31, 2020 with respect to long outstanding receivables for which no allowance for doubtful debts have been made by the company.

Under USGAAP, company has provided for allowance for uncollectible receivable

3.	Reclassification to Current Liabilities

Under IFRS, Belfrics Nigeria has disclosed deposit for share from the existing shareholder has injected more capital beyond the existing authorized share capital. Increase is authorised share capital is yet not approved by the Corporate Affairs Commission of Nigeria CAC to accommodate the excess above the current share capital.

Under USGAAP, pending regulatory approval as per local law amount invested by existing shareholders have been reclassified to due to related party.

Annexure:

1.	Accumulated Profit and Loss Accounts for the year ended June 30, 2021
2.	Summarised Balance Sheet in accordance with USGAAP as on June 30, 2021
3.	Shareholders’ equity in accordance with USGAAP as on June 30, 2021
4.	Total assets in accordance with USGAAP as on June 30, 2021
5.	Short term borrowings in accordance with USGAAP as on June 30, 2021

7

Annexures

1.	Accumulated Profit and Loss Accounts for the year ended June 30, 2021 in accordance with USGAAP

The significant adjustments required to convert earnings available for shareholders in accordance with respective GAAP to accumulated profit and loss in accordance with US GAAP are:

					All amounts are in USD
Sr. No.	Company	GAAP	Accumulated Profit/(Loss) after Tax (GAAP)	Depreciation/Amortization	Receivable w/off	Accumulated Profit/(Loss) after Tax (US GAAP)
1.	Belfrics Global PTE Ltd	SFRS	(197,568)	(294,508)	-	(492,076)
2.	Belfrics BT Pvt Ltd	IGAAP	(10,277)	-	-	(10,277)
3.	Belfrics Cryptex Pvt Ltd	IGAAP	22,502	-	-	22,502
4.	Belfrics Tanzania Ltd	IFRS	(132,338)	-	-	(132,338)
5.	Belfrics Malaysia SDN BHD	MPERS	(279,393)	-	-	(279,393)
6.	Belfrics Nigeria Pvt Ltd	IFRS	(111,539)	(3,571)	-	(115,110)
7.	Belfrics BT SDN BHD	MPERS	(155,258)	(2,476)	-	(157,734)
8.	Belfrics Holding Ltd	MFRS	(196,498)	-	-	(196,498)
9.	Belfrics Academy SDN BHD	MPERS	(23,024)	-	-	(23,024)
10.	Belfrics International Ltd	MPERS	(127,577)	-	(63,110)	(190,687)
11.	Incrypts SDN BHD	MPERS	(10,779)	-	-	(10,779)
12.	Belfrics Kenya Ltd	IFRS	(141,575)	-	-	(141,575)
13.	Belfrics Europe SLU	IFRS	-	-	-	-
	TOTAL		(1,363,324)	(300,555)	(63,110)	1,726,989

8

2.	Summarized Balance Sheet as on June 30, 2021

Assets and Liabilities	Belfrics Global PTE Ltd	Belfrics BT Pvt Ltd	Belfrics Cryptex Pvt Ltd	Belfrics Tanzania Ltd	Belfrics Malaysia SDN BHD	Belfrics Nigeria Pvt Ltd	Belfrics BT SDN BHD	Belfrics Holding Ltd	Belfrics Academy SDN BHD	Belfrics International Ltd	Incrypts SDN BHD	Belfrics Kenya Ltd	Belfrics Europe SLU	Total Group Companies
Liabilities
Equity and Reserves	(196,835)	(8,477)	23,902	(92,338)	(68,933)	(59,539)	(142,878)	(186,498)	(10,644)	56,423	(8,378)	(140,646)	3,665	(831,176)
Total Current & Non-Current Liabilities	1,607,832	170,477	124,329	104,342	102,256	72,729	293,662	3,581,553	11,016	28,035	8,434	438,529	-	6,543,194
Total Equity and Liabilities	1,410,997	162,000	148,231	12,004	33,323	13,190	150,784	3,395,055	372	84,458	56	297,883	3,665	5,712,018
Adjustments: US GAAP	(294,508)	-	-	-	-	(3,571)	(2,476)	-	-	(63,110)	-	-	-	(363,665)
Stockholders’ Equity and Liabilities (US GAAP)	1,116,489	162,000	148,231	12,004	33,323	9,619	148,308	3,395,055	372	21,348	56	297,883	3,665	5,348,353

Assets
PPE & Non-Current Assets	368,136	-	68,130	10,884	20,828	12,714	148,973	3,392,532	-	84,110	-	15,392	-	4,121,699
Current Assets	1,042,861	162,000	80,101	1,120	12,495	476	1,811	2,523	372	348	56	282,491	3,665	1,590,319
Total Assets	1,410,997	162,000	148,231	12,004	33,323	13,190	150,784	3,395,055	372	84,458	56	297,883	3,665	5,712,018
Adjustments: US GAAP	(294,508)	-	-	-	-	(3,571)	(2,476)	-	-	(63,110)	-	-	-	(363,665)
Total Assets (US GAAP)	1,116,489	162,000	148,231	12,004	33,323	9,619	148,308	3,395,055	372	21,348	56	297,883	3,665	5,348,353

9

3.	Shareholders’ equity in accordance with USGAAP

The significant adjustments required to convert shareholders’ funds in respective GAAP to shareholders’ equity in accordance with US GAAP are:

				Adjustments			Share-holders’ equity (US GAAP)
Sr.No.	Company	GAAP	Shareholders’ equity	Depreciation/Amortization	Receivable w/off	Reclass to Current Liabilities
1	Belfrics Global PTE Ltd	SFRS	(196,835)	(294,508)	-	-	(491,344)
2	Belfrics BT Pvt Ltd	IGAAP	(8,477)	-	-	-	(8,477)
3	Belfrics Cryptex Pvt Ltd	IGAAP	23,902	-	-	-	23,902
4	Belfrics Tanzania Ltd	IFRS	(92,338)	-	-	-	(92,338)
5	Belfrics Malaysia SDN BHD	MPERS	(68,933)	-	-	-	(68,933)
6	Belfrics Nigeria Pvt Ltd	IFRS	13,190	(3,571)	-	(72,729)	(63,110)
7	Belfrics BT SDN BHD	MPERS	(142,878)	(2,476)	-	-	(145,354)
8	Belfrics Holding Ltd	MFRS	(186,498)	-	-	-	(186,498)
9	Belfrics Academy SDN BHD	MPERS	(10,644)	-	-	-	(10,644)
10	Belfrics International Ltd	MPERS	56,423	-	(63,110)	-	(6,687)
11	Incrypts SDN BHD	MPERS	(8,379)	-	-	-	(8,379)
12	Belfrics Kenya Ltd	IFRS	(140,646)	-	-	-	(140,646)
13	Belfrics Europe SLU	IFRS	3,665	-	-	-	3,665
TOTAL			(758,448)	(300,556)	(63,110)	(72,729)	(1,194,843)

10

4.	Total assets in accordance with USGAAP

The significant adjustments required to convert Total assets in respective GAAP to shareholders’ equity in accordance with US GAAP are:

				Adjustments
Sr.No.	Company	GAAP	Total Assets	Depreciation/Amortization	Receivable w/off	Total Assets (USGAAP)
1	Belfrics Global PTE Ltd	SFRS	1,410,997	(294,508)	-	1,116,489
2	Belfrics BT Pvt Ltd	IGAAP	162,000	-	-	162,000
3	Belfrics Cryptex Pvt Ltd	IGAAP	148,231	-	-	148,231
4	Belfrics Tanzania Ltd	IFRS	12,004	-	-	12,004
5	Belfrics Malaysia SDN BHD	MPERS	33,323	-	-	33,323
6	Belfrics Nigeria Pvt Ltd	IFRS	13,190	(3,571)	-	9,619
7	Belfrics BT SDN BHD	MPERS	150,784	(2,476)	-	148,308
8	Belfrics Holding Ltd	MFRS	3,395,055	-	-	3,395,055
9	Belfrics Academy SDN BHD	MPERS	372	-	-	372
10	Belfrics International Ltd	MPERS	84,458	-	(63,110)	21,348
11	Incrypts SDN BHD	MPERS	56	-	-	56
12	Belfrics Kenya Ltd	IFRS	297,883	-	-	297,883
13	Belfrics Europe SLU	IFRS	3,665	-	-	3,665
TOTAL			5,712,018	(300,556)	(63,110)	5,348,353

11